                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report) JUNE 15, 1999
                                                         -------------

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of TMS Home Improvement Loan Backed Certificates,
                   Series 1998-I) and each of the Originators
                      listed on Schedule A attached hereto.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

     *                               033-32775                        *
     -----------------------------------------------------------------------
     State or other jurisdiction   (Commission                 (IRS Employer
     of incorporation)              File Number)                ID Number)

         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
         --------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568
                                                           -------------

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

* See Schedule A


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Item 5   Other Events

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

Item 7   Financial Statements and Exhibits

Item 601 (a) of Regulation

S-K Exhibit Number
------------------
20.1     Monthly Statements to Class A Certificate holders with respect to the
         JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK


By: /s/ Robert Ashbaugh
    ------------------------
Name: Robert Ashbaugh
Title: Vice President                                  Dated: February 20, 2001

                                  Exhibit Index

20.1 Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

                                   Schedule A

                                            State of                 IRS Employer
Registrant                                  Incorporation            ID Number
----------                                  -------------            ------------
TMS Mortgage Inc.                           New Jersey                 22-3217781
The Money Store/D.C. Inc.                   D.C.                       22-2133027
The Money Store/Kentucky Inc.               Kentucky                   22-2459832
The Money Store Home Equity Corp.           Kentucky                   22-2522232
The Money Store/Minnesota Inc.              Minnesota                  22-3003495